                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Carl R. Fiora
                                       -------------------------------------
                                       Carl R. Fiora
                                       Director

STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Carl R. Fiora, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Thomas C. Blake
                                       -------------------------------------
                                       Thomas C. Blake
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Thomas C. Blake, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                         /s/  Joel H. Schmidt
                                       -------------------------------------
                                       Joel H. Schmidt
                                       Director

STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Joel H. Schmidt, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Barry S. Porter
                                       -------------------------------------
                                       Barry S. Porter
                                       Director

STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Barry S. Porter, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Arthur W. Bidwell
                                       -------------------------------------
                                       Arthur W. Bidwell
                                       Director

STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Arthur W. Bidwell, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Stephen S. Marcum
                                       -------------------------------------
                                       Stephen S. Marcum
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Stephen S. Marcum, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Donald M. Cisle
                                       -------------------------------------
                                       Donald M. Cisle
                                       Director



STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Donald M. Cisle, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Richard J. Fitton
                                       -------------------------------------
                                       Richard J. Fitton
                                       Director



STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Richard J. Fitton, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ F. Elden Houts
                                       -------------------------------------
                                       F. Elden Houts
                                       Director



STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me F. Elden Houts, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Charles T. Koehler
                                       -------------------------------------
                                       Charles T. Koehler
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Charles T. Koehler, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Barry J. Levey
                                       -------------------------------------
                                       Barry J. Levey
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Barry J. Levey, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under her name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina her attorneys for her and in her name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as she might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of May, 1996.


                                       /s/ Lauren N. Patch
                                       -------------------------------------
                                       Lauren N. Patch
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Lauren N. Patch, to me known to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Stanley N. Pontius
                                       -------------------------------------
                                       Stanley N. Pontius
                                       Director

STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Stanley N. Pontius, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Michael R. O'Dell
                                       -------------------------------------
                                       Michael R. O'Dell
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Michael R. O'Dell, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Murph Knapke
                                       -------------------------------------
                                       Murph Knapke
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Murph Knapke, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, FIRST FINANCIAL BANCORP, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the First Financial Bancorp Thrift Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan in the future; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1996.


                                       /s/ Vaden Fitton
                                       --------------------------------------
                                       Vaden Fitton
                                       Director


STATE OF     Ohio           )
         ------------------
                            ) SS:
COUNTY OF   Butler          )
          ----------------

  On the 28th day of May, 1996, personally appeared before me Vaden Fitton, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 28th day of May, 1996.


                                           /s/ Terri J. Ziepfel
                                       -------------------------------------
                                       Notary Public